UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

5/10/2007

Date of Report (Date of earliest event reported)

SAFECO CORPORATION

(Exact name of registrant as specified in Charter)

WASHINGTON	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Safeco Plaza, Seattle, Washington	98185
(Address of principal executive officers)	(Zip Code)

(206) 545-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective May 10, 2007, Safeco entered into indemnification agreements with the following directors: Robert Cline; Peter Currie; Maria Eitel; Joshua Green III; John Hamlin; Kerry Killinger; Gary Locke; William “Gary” Reed, Jr.; Charles Rinehart; Judith Runstad; and Paula Rosput Reynolds. The indemnification agreements supplement and clarify existing indemnification provisions of the company’s articles of incorporation and bylaws, and in general provide for indemnification to the fullest extent permitted by law, subject to the terms and conditions provided in the agreements. A form of the indemnification agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the indemnification agreements is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1 Form of Indemnification Agreement effective as of May 10, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation
Registrant

Dated: May 15, 2007	/s/ Kris L. Hill
Kris L. Hill Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement effective as of May 10, 2007.